                                                                 EXHIBIT 10.15.7

                                REAL ESTATE NOTE

$10,100,000.00
                                                      April 27, 1994
                                                      Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE CRESTMARK CLUB, L.P., a Georgia limited partnership (hereinafter referred to as "Maker"), promises to pay to the order of COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT BOARD, AN INDEPENDENT ADMINISTRATIVE BOARD OF THE COMMONWEALTH OF PENNSYLVANIA, TRANSACTING BUSINESS AS THE COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively as "Holder"), at the office of First Union Mortgage Corporation, P.O. Box 18109, Raleigh, North Carolina 27619, or at any such other place as Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($10,100,000.00), together with interest thereon or on so much thereof as from time to time shall be outstanding hereunder, at the rates hereinafter set forth, in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner hereinafter provided.

         2. INTEREST RATE. From and after the date hereof (until maturity or the occurrence of a Default as hereinafter provided), interest on the principal balance hereof outstanding from time to time shall accrue at the rate of seven and one-half percent (7.5%) per annum. Interest shall be computed on a simple interest basis, based upon a year comprised of three-hundred sixty (360) days and the actual number of days elapsed, except that the amount of the interest payment due under paragraph 3(a) hereof shall be computed on the basis of a year comprised of three hundred sixty-five (365) days and the actual number of days elapsed.

         3. MONTHLY INSTALLMENTS. The following payments(hereinafter collectively referred to as "Monthly Installments" and individually as a "Monthly Installment") shall be due and payable as follows:

         (a) All interest which shall accrue for the period from the date hereof through and including April 30, 1994, shall be due and payable immediately upon the execution of this Note.

         (b) Monthly installments of principal and accrued interest shall be due and payable commencing on June 1, 1994, and continuing on the first (1st) day of each month thereafter through and including April 1, 2001. The amount of each such monthly installment of principal and interest shall be the sum of $71,999.63.

         (c) When received by Holder, each Monthly Installment shall be applied first to the payment of any unpaid late charges as hereinafter provided, next to the payment of all interest then accrued and unpaid, and the balance to the reduction of the outstanding principal amount of the indebtedness evidenced by this Note.

         4. MATURITY DATE. On May 1, 2001 (hereinafter referred to as the "Maturity Date"), the entire outstanding principal balance of the indebtedness hereby evidenced, together with all accrued but unpaid interest thereon and all other sums due to Holder hereunder or under the Loan Documents hereinafter defined, shall be due and payable in full.

         5. PREPAYMENT.

         (a) The indebtedness evidenced by this Note may not be prepaid in whole or in part except as expressly provided herein.

         (b) Prior to May 1, 1997 (hereinafter referred to as the "Prepayment Date"), the indebtedness evidenced hereby may not be prepaid in whole or in part without the express written consent and approval of Holder. From and after the Prepayment Date and through and including the day prior to the first anniversary of the Prepayment Date, the indebtedness evidenced hereby may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon the payment of a premium equal to four percent (4%) of the outstanding principal balance under this Note. From and after the first anniversary of the Prepayment Date and through and including the day prior to the second anniversary of the Prepayment Date, the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to three percent (3%) of the outstanding principal balance under this Note. From and after the second anniversary of the Prepayment Date and through and including the day prior to the third anniversary of the Prepayment Date, the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to two percent (2%) of the outstanding principal balance under this Note. From and after the third anniversary of the Prepayment Date and for the remaining term of this Note, the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to one percent (1%) of the outstanding principal balance under this Note, provided that no premium shall be required if the indebtedness hereby evidenced is paid in full during the period of ninety (90) days prior to the Maturity Date.

         (c) It is specifically understood and agreed that, in the event of the acceleration of the maturity of this Note following a Default (as hereinafter defined) under this Note or under any of the Loan Documents (as hereinafter defined), a tender of payment of the unpaid principal and accrued interest then outstanding hereunder, made at any time prior to the consummation of a sale under the power of sale contained in the Security Deed (as hereinafter defined) shall be deemed a prepayment and, accordingly, said tender must include a premium equal to a percentage of the principal amount tendered. If said tender is made prior to the Prepayment Date, said tender must include a premium equal to six percent (6%) of the principal amount tendered; and if said tender is made on or after the Prepayment Date, said tender must include a premium equal to the applicable percentage of the amount tendered, as hereinabove set forth. It is further understood and agreed that Holder shall not be obligated to accept said tender, and said tender shall for all purposes be deemed ineffectual and deficient, unless said tender shall include the premium hereinabove required, in addition to all other amounts due hereunder

         6. LATE CHARGE. A late charge shall be due and payable in the amount of four percent(4%) of the amount of any Monthly Installment not paid within five
(5) days of the date on which such


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
Monthly Installment was due. Holder shall have no obligation to accept any delinquent Monthly Installment without the accompanying late charge, and the acceptance by Holder of such delinquent Monthly Installment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Makers failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent Monthly Installments.

         7. DEFAULT ACCELERATION. As used herein, the term Default" shall mean the occurrence of any of the following events or conditions: (a) the failure to pay when due any Monthly Installment, or (b) the occurrence of a "Default" under and as defined in any of the Loan Documents (as that term is hereafter defined). Upon the occurrence of any Default, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, together with all accrued and unpaid interest thereon and all unpaid late charges and the applicable prepayment premium shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest (hereinafter referred to as "Default Interest") shall accrue on the outstanding principal balance of this Note from maturity, or sooner following the occurrence of a Default and for so long as such Default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, at the rate of eleven and one-half percent (11.50%) per annum. All such Default Interest shall be paid at the time of and as a condition precedent to the curing of any Default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, actual attorney's fees incurred, based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees specified in O.C.G.A. Section 13-1-11.

         8. WAIVERS.

         (a) Presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for any notices required to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of a Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


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
         (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         9. LOAN DOCUMENTS. The indebtedness evidenced by this Note and the obligations created hereby are secured by that certain Deed to Secure Debt and Security Agreement (herein referred to as the "Security Deed") and that certain Assignment of Occupancy Agreements and Rents (hereinafter referred to as the "Assignment"), both of even date herewith by and between Maker and Payee (the Security Deed and the Assignment, together with all other documents evidencing or securing or in any way relating to the indebtedness evidenced hereby, herein referred to collectively as the "Loan Documents").

         10. GOVERNING LAW. This Note is intended as a contract under and shall be governed by and construed and enforceable in accordance with the substantive, and not the conflicts, laws of the State of Georgia.

         11. STATUS OF PAYEE. Payee hereby reserves all immunities, defenses, rights or actions arising out of its status as a sovereign state or from the Eleventh Amendment to the United States Constitution. No waiver of any such immunities, defenses, rights or actions is to be implied by any provision hereof. Maker hereby consents to the jurisdiction of any of the courts of the Commonwealth of Pennsylvania and of any federal courts located therein and agrees that Holder may bring suit against Maker in any of such courts. Maker also hereby waives the right to bring any counterclaims against Payee (but specifically reserves the right to bring any defenses and affirmative defenses against Payee) in any suit or action in any court of law or equity in which Payee and Maker are adverse parties.

         12. DEFINITIONS. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         13. LEGAL LIMITATIONS. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged or


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
received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which, absent the provisions of this paragraph, would be in excess of the maximum lawful amounts, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal balance owing on this Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note (without interest on such interest), so that the amount interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

        14. LIMITED LIABILITY OF MAKER. Except as hereinafter set forth, Holder, by its acceptance of this Note, and Maker hereby agree that (a) the liability of Maker for the indebtedness evidenced by this Note, and the collection of said indebtedness, shall be limited to and enforced solely against the Premises (as that term is defined in the Security Deed), the rights assigned and transferred pursuant to the Assignment, and all rights, claims and interest now or hereafter assigned, pledged or transferred to Holder under any of the Loan Documents, to secure the indebtedness evidenced hereby; (b) Holder shall not and may not seek any judgment against Maker or any general partner of Maker in any action to foreclose, to exercise the power of sale, to confirm any foreclosure or sale under power of sale, or to exercise any other rights or powers under or by reason of the Security Deed or any of the Loan Documents;
(c) Holder shall not and may not seek any deficiency judgment on this Note with respect to the indebtedness evidenced hereby except as part of judicial proceedings to foreclose the Security Deed or to foreclose pursuant to any of the Loan Documents, and the collection and enforcement of any such judgment shall be limited to the Premises; and (d) in the event any suit is brought on this Note, or concerning any indebtedness evidenced by this Note as part of judicial proceedings to foreclose the Security Deed or any other Loan Document, or to confirm any foreclosure or sale pursuant to the power of sale thereunder, any judgment obtained in such suit for such indebtedness will constitute a lien on and can be enforced only against the collateral assigned, pledged or transferred to Holder to secure the indebtedness evidenced by this Note, and not against any other assets of Maker or any general partner of Maker. The foregoing provisions of this Section 14 notwithstanding, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to the following: (1) Maker's and Maker's general partner's continued personal liability for the payment to Holder of (i) any rentals of and from the Premises (or any portion thereof) collected by Maker or its partners after a Default and during the continuation of such Default, (ii) security deposits, condemnation awards or insurance proceeds of and from the Premises (or any portion thereof) which Maker or its partners receive and to which Holder is entitled pursuant to the terms of the Loan Documents, and (iii) any loss, damage, cost or expense incurred by Holder as a result of or arising from any material misrepresentation made by Maker to Payee or Payee's agent or any fraudulent act or omission by Maker in connection with the application for or the consummation of the financing evidenced by this Note, or in connection with any matter arising from and after the execution and delivery of this Note and the Loan Documents and


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
related in any way to the indebtedness hereby evidenced; (2) the obligations and undertakings of any person who hereafter executes and delivers to Holder any instrument guaranteeing the payment or performance of any portion of the indebtedness evidenced hereby or of any of the covenants and agreements contained in the Loan Documents; and (3) the covenants and agreements of Maker contained in Paragraph 1.16 of the Security Deed and in that certain Hazardous Materials Certificate and Indemnity Agreement of even date herewith made by Maker to and in favor of Payee.

         15. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         16. RELATIONSHIP OF PARTIES. The relationship between Maker and Holder at all times will be that of debtor and creditor only. Under no circumstance will such relationship be construed as creating a partnership or joint venture, regardless of whether any portion of interest due hereunder may be measured by some standard other than an annual percentage of principal.

         IN WITNESS WHEREOF, Maker, acting by and through its duly authorized sole general partner, has executed this Note under seal on the date first above written.

                                        THE CRESTMARK CLUB, L.P.



                                        By:/s/ Charles S. Roberts (Seal)
                                           ----------------------------
                                           Charles S. Roberts, as
                                            sole general partner





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
                                REAL ESTATE NOTE

$10,100,000.00                                        April 27, 1994
                                                      Atlanta, Georgia

         1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned, THE CRESTMARK CLUB, L.P., A Georgia limited partnership (hereinafter referred to as "MAKER"), promises to pay to the order of COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT BOARD, AN INDEPENDENT ADMINISTRATIVE BOARD OF THE COMMONWEALTH OF PENNSYLVANIA, TRANSACTING BUSINESS AS THE COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM (hereinafter referred to as "Payee"; Payee and any subsequent holder of all or any part interest in this Note being hereinafter referred to collectively AS "Holder"), at the office of First Union Mortgage Corporation, P.O. Box 18109, Raleigh, North Carolina 27619, or at any such other place AS Holder may designate to Maker in writing from time to time, the principal sum of TEN MILLION ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($10,100,000.00). Together with interest thereon or on so much thereof as from time to time shall be outstanding hereunder, at the rates hereinafter set forth, in lawful money of the United States of America, which at the time of payment shall be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the manner. hereinafter provided.

         2. INTEREST RATE. From and after the date hereof (until maturity or the occurrence of a Default as hereinafter provided), interest on the principal balance hereof outstanding from time to time shall accrue at the rate of seven and one-half percent 7.5%) per Annum. Interest shall be computed on a simple interest basis, based upon a year comprised of three-hundred sixty (360) days and the actual number of days elapsed, except that the amount of the interest payment due under paragraph 3(a) hereof shall be computed on the basis of A year comprised of three hundred sixty-five (365) days and the actual number of days elapsed.

         3. MONTHLY INSTALLMENTS. The following payments (hereinafter collectively referred to as "Monthly Installments" and individually as a "Monthly Installment") shall be due and payable as follows:

         (a) All interest which shall accrue for the period from the date hereof through and including April 30, 1994, shall be due and payable immediately upon the execution of this Note.

         (b) Monthly installments of principal and accrued interest shall be due and payable commencing on June 1, 1994, and continuing on the first (1st) day of each month thereafter through and including April 1, 2001. The amount of each such monthly installment of principal and interest shall be the sum of $71,999.63.

         (c) When received by holder, each Monthly Installment shall be applied first to the payment of any unpaid late charges as hereinafter provided, next to the payment of all interest then accrued and unpaid, and the balance to the reduction of the outstanding principal amount of the indebtedness evidenced by this Note.

         4. MATURITY DATE. On May 1, 2001 (hereinafter referred to as the "Maturity Date"), the entire outstanding principal balance of the indebtedness hereby evidenced, together with all accrued but unpaid interest thereon and all other sums due to Holder hereunder or under the Loan Documents hereinafter defined, shall be due and payable in full.

         5. PREPAYMENT.

         (a) The indebtedness evidenced by this Note may not be prepaid in whole or in part except as expressly provided herein.

         (b) Prior to May 1, 1997 (hereinafter referred to as the "Prepayment Date"), the indebtedness evidenced hereby may not be prepaid in whole or in part without the express written consent and approval of Holder. From and after the Prepayment Date and through and including the day prior to the first anniversary of the Prepayment Date, the indebtedness evidenced hereby may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon the payment of a premium equal to four percent (4%) of the outstanding principal balance under this Note. From and after the first anniversary of the Prepayment Date and through and including the day prior to the second anniversary of the Prepayment Date, the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to three percent (3%) of the outstanding principal balance under this Note. From and after the second anniversary of the Prepayment Date and through and including the day prior to the third anniversary of the Prepayment Date, the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to two percent (2%) of the outstanding principal balance under this Note. From and after the third anniversary of the Prepayment Date and for the remaining term of this Note., the indebtedness evidenced by this Note may be prepaid in full only and not in part, upon sixty (60) days prior written notice to Holder and upon payment of a premium equal to one percent (1%) of the outstanding principal balance under this Note, provided that no premium shall be required if the indebtedness hereby evidenced is paid in full during the period of ninety (90) days prior to the Maturity Date.

         (c) It is specifically understood and agreed that, in the event of the acceleration of the maturity of this Note following a Default (as hereinafter defined) under this Note or under any of the Loan Documents (as hereinafter defined), a tender of payment of the unpaid principal and accrued interest then outstanding hereunder, made at any time prior to the consummation of a sale under the power of sale contained in the Security Deed (as hereinafter defined) shall be deemed a prepayment and, accordingly, said tender must include a premium equal to a percentage of the principal amount tendered. If said tender is made prior to the Prepayment Date, said tender must include a premium equal to six percent (6%) of the principal amount tendered; and if said tender is made on or after the Prepayment Date, said tender must include a premium equal to the applicable percentage of the amount tendered, as hereinabove set forth. It is further understood and agreed that Holder shall not be obligated to accept said tender, and said tender shall for all purposes be deemed ineffectual and deficient, unless said tender shall include the premium hereinabove required, in addition to all other amounts due hereunder.


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
         6. LATE CHARGE. A late charge shall be due and payable in the amount of four percent (4%) of the amount of any Monthly Installment not paid within five
(5) days of the date on which such Monthly Installment was due. Holder shall have no obligation to accept any delinquent Monthly Installment without the accompanying late charge, and the acceptance by Holder of such delinquent Monthly Installment without the accompanying late charge shall not constitute a waiver by Holder of the right to enforce and collect such late charge. Maker acknowledges and agrees that the late charge herein provided is not a charge in the nature of interest imposed for the use of money advanced under this Note; rather, the late charge is imposed to compensate Holder for the expense, inconvenience and economic frustration experienced by Holder as a result of Maker's failure to make timely payments due hereunder, and is a reasonable forecast and estimate of Holder's actual damages and loss on account of such delinquent Monthly Installments.

         7. DEFAULT AND ACCELERATION. As used herein, the term "Default" shall mean the occurrence of any of the following events or conditions: (a) the failure to pay when due any Monthly Installment, or (b) the occurrence of a "Default" under and as defined in any of the Loan Documents (as that term is hereafter defined). Upon the occurrence of any Default, the outstanding principal balance of the indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, together with all accrued and unpaid interest thereon and all unpaid late charges and the applicable prepayment premium shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest (hereinafter referred to as "Default Interest") shall accrue on the outstanding principal balance of this Note from maturity, or sooner following the occurrence of a Default and for so long as such Default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, at the rate of eleven and one-half percent (11.50%) per annum. All such Default Interest shall be paid at the time of and as a condition precedent to the curing of any Default. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, actual attorney's fees incurred, based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees specified in O.C.G.A. Section 13-1-11.

         8. WAIVERS.

         (a) Presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices, except for any notices required to be given hereunder or under any of the Loan Documents, are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of a Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise


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
in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        (b) Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefit of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         9. LOAN DOCUMENTS. The indebtedness evidenced by this Note and the obligations created hereby are secured by that certain Deed to Secure Debt and Security Agreement (herein referred to as the "Security Deed") and that certain Assignment of Occupancy Agreements and Rents (hereinafter referred to as the "Assignment"), both of even date herewith by and between Maker and Payee (the Security Deed and the Assignment, together with all other documents evidencing or securing or in any way relating to the indebtedness evidenced hereby, herein referred to collectively as the "Loan Documents").

         10. GOVERNING LAW. This Note is intended as a contract under and shall be governed by and construed and enforceable in accordance with the substantive, and not the conflicts, laws of the State of Georgia.

         11. STATUS OF PAYER. Payee hereby reserves all immunities, defenses, rights or actions arising out of its status as a sovereign state or from the Eleventh Amendment to the United States Constitution. No waiver of any such immunities, defenses, rights or actions is to be implied by any provision hereof. Maker hereby consents to the jurisdiction of any of the courts of the Commonwealth of Pennsylvania and of any federal courts located therein and agrees that Holder may bring suit against Maker in any of such courts. Maker also hereby waives the right to bring any counterclaims against Payee (but specifically reserves the right to bring any defenses and affirmative defenses against Payee) in any suit or action in any court of law or equity in which Payee and Maker are adverse parties.

         12. DEFINITIONS. As used here, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         13. LEGAL LIMITATIONS. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law. In no event, whether by reason of demand for payment or acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged or received by Holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount permitted under applicable law, the interest payable to Holder shall be reduced automatically to the maximum amount permitted under applicable law. If Holder shall ever receive anything of value deemed interest under applicable law which, absent the provisions of this paragraph., would be in excess of the maximum lawful amount an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal balance owing on this Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note (without interest on such interest), so that the amount of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker and Holder.

         14. LIMITED LIABILITY OF MAKER. Except as hereinafter set forth, Holder, by its acceptance of this Note, and Maker hereby agree that (a) the liability of Maker for the indebtedness evidenced by this Note, and the collection of said indebtedness, shall be limited to and enforced solely against the Premises (as that term is defined in the Security Deed), the rights assigned and transferred pursuant to the Assignment, and all rights, claim and interest now or hereafter assigned, pledged or transferred to Holder under any of the Loan Documents, to secure the indebtedness evidenced hereby; (b) Holder shall not and may not seek any judgment against Maker or any general partner of Maker in any action to foreclose, to exercise the power of sale, to confirm any foreclosure or sale under power of sale, or to exercise any other rights or powers under or by reason of the Security Deed or any of the Loan Documents;
(c) Holder shall not and may not seek any deficiency judgment on this Note with respect to the indebtedness evidenced hereby except as part of judicial proceedings to foreclose the Security Deed or to foreclose pursuant to any of the Loan Documents, and the collection and enforcement of any such judgment shall be limited to the Premises; and (d) in the event any suit is brought on this Note, or concerning any indebtedness evidenced by this Note as part of judicial proceedings to foreclose the Security Deed or any other Loan Document, or to confirm any foreclosure or sale pursuant to the power of sale thereunder, any judgment obtained in such suit for such indebtedness will constitute a lien on and can be enforced only against the collateral assigned, pledged or transferred to Holder to secure the indebtedness evidenced by this Note, and not against any other assets of Maker or any general partner of Maker. The foregoing provisions of this Section 14 notwithstanding, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to the following: (1) Maker's and Maker's general partners continued personal liability for the payment to Holder of (i) any rentals of and from the Premises (or any portion thereof) collected by Maker or its partners after a Default and during the continuation of such Default, (ii) security deposits, condemnation awards or insurance proceeds of and from the Premises (or any portion thereof) which Maker or its partners receive and to which Holder is entitled pursuant to the terms of the Loan Documents, and (iii) any loss, damage, cost or expense incurred by Holder as a result of or arising from any material misrepresentation made by Maker to Payee or Payee's agent or any fraudulent act or omission by Maker in connection with the application for or the consummation of the financing evidenced by this Note or in connection with any matter arising from and after the execution and delivery of this Note and the Loan Documents and related in any way to the indebtedness hereby evidenced; (2) the obligations and undertakings of any person who hereafter executes and delivers to Holder any instrument guaranteeing the payment or performance of any portion of the indebtedness evidenced hereby or of any of the covenants and Agreements contained in the Loan Documents; and (3) the covenants and agreements of Maker contained in Paragraph 1.16 of the Security Deed and in that certain Hazardous Materials Certificate and Indemnity Agreement of even date herewith made by Maker to and in favor of Payee.

         15. TITLES. The titles of sections or paragraphs herein are used for the convenience of the parties only and neither amplify, modify or alter in any way the provisions of this instrument.

         16. RELATIONSHIP OF PARTIES. The relationship between Maker and Holder at all times Will be that of debtor and creditor only. Under no circumstance will such relationship be construed as creating a partnership or joint venture, regardless of whether any portion of interest due hereunder may be measured by some standard other than an annual percentage of principal.

         17. REPLACEMENT NOTE. This Real Estate Note is given in replacement of that certain Real Estate Note dated April 27, 1994 executed by the crestmark Club, L.P. in favor of Commonwealth of Pennsylvania State Employes' Retirement Board, in the original principal amount of $10,100,000.00 (the "Original
Note"), the original of which Original Note has been lost or misplaced. The Original Note was modified and amended, and this Note has been modified and amended, by that certain Note Modification Agreement dated June 22, 1994 between The Crestmark Club, L.P. and Commonwealth of Pennsylvania State Employes' Retirement Board.

         IN WITNESS WHEREOF, Maker, acting by and through its duly authorized sole general partner, has executed this Note under seal on the date first above written.

                                        THE CRESTMARK CLUB, L.P.

                                        By:  /s/ Charles S. Roberts (Seal)
                                             -----------------------------
                                             Charles S. Roberts, as
                                             sole general partner

                          NOTE MODIFICATION AGREEMENT

        This Agreement, made and entered into this the 22 day of June, 1994, by and between THE CRESTMARK CLUB, L.P., a Georgia limited partnership ("Borrower"), and COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES' RETIREMENT BOARD, an independent administrative board of the Commonwealth of Pennsylvania, transacting business as the Commonwealth of Pennsylvania State Employes' Retirement System "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower executed and delivered to Lender that certain Real Estate Note dated April 27, 1994, in the principal amount of $10,100,000 (the "Note"); and

         WHEREAS, Borrower and Lender have agreed to modify and amend the Note to correct a mutual mistake;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency whereof hereby are acknowledged, Borrower and Lender do hereby agree that the Note shall be and is hereby modified and amended as follows: By deleting the words "the actual number of days elapsed", appearing in the fourth and fifth lines of
Section 2 of the Note; and by substituting in lieu thereof the following words:
"twelve thirty-day months".

         Except as hereby modified and amended, the Note shall remain in full force and effect as originally executed and delivered; the Note, as hereby modified and amended, being hereby ratified and reaffirmed.

         This Agreement shall be governed by and construed in according with the laws of the State of Georgia, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal, the day and year first above Written.

BORROWER:                              LENDER:

THE CRESTMARK CLUB, L.P.                COMMONWEALTH OF PENNSYLVANIA
                                        STATE EMPLOYES' RETIREMENT SYSTEM

By: /s/ Charles S. Roberts   (Seal)    By: Legg Mason Real Estate Advisors, Inc.
   --------------------------
   Charles S. Roberts, as sole
     general partner


                                        By: /s/ Concetta A. Fonte
                                           -------------------------------------
                                            Title: Assistant Vice President

STATE OF GEORGIA

COUNTY OF FULTON


                   ASSIGNMENT OF OCCUPANCY AGREEMENTS AND RENT

         THIS ASSIGNMENT, made and entered into this 27th day of April, 1994, by and between THE CRESTMARK CLUB, L.P., a Georgia limited partnership (hereinafter referred to as "Borrower"), and COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT BOARD, AN INDEPENDENT ADMINISTRATIVE BOARD OF THE COMMONWEALTH OF PENNSYLVANIA, TRANSACTING BUSINESS AS THE COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM (hereinafter referred to as "Lender");

                              W I T N E S S E T H:

         THAT FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, Borrower does hereby grant, transfer and assign to Lender, its successors, successors-in-title and assigns, all of Borrower's right, title and interest in, to and under all of those occupancy agreements now existing and hereafter made, including any and all extensions, renewals and modifications thereof, and all security deposits and other refundable and non-refundable deposits paid by the tenants thereunder (said occupancy agreements are hereinafter referred to collectively as the "Leases", and the tenants and lessees thereunder are hereinafter referred to collectively as "Tenants" or individually as "Tenant" as the context requires), which Leases cover or shall cover portions of certain real property described in Exhibit "A" attached hereto and by this reference made a part hereof and/or the improvements thereon (said real property and improvements hereinafter collectively referred to as the "Premises"); together with all of Borrower's right, title and interest in and to all rents, issues and profits from the Leases and from the Premises.

         TO HAVE AND TO HOLD unto Lender, its successors and assigns, forever, subject to and upon the terms and conditions set forth herein.

         This Assignment is made for the purpose of securing (a) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of that certain Real Estate Note dated of even date herewith, made by Borrower to the order of Lender in the principal face amount of TEN MILLION ONE HUNDRED THOUSAND AND NO/100THS DOLLARS ($10,100,000) (hereinafter referred to as the "Note"), together with any renewals, modifications, consolidations and extensions thereof and amendments thereto and all advances of principal thereunder, (b) the full amount and prompt payment and performance of any and all obligations of Borrower to Lender under the terms of the Deed to Secure Debt and Security Agreement from Borrower to Lender, dated of even date herewith and securing the indebtedness evidenced by the Note (hereinafter referred to as the "Security Instrument"), and (c) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other instruments now or hereafter evidencing, securing, or otherwise relating to the indebtedness evidenced by the Note (the Note, Security Instrument and said other instruments are hereinafter referred to collectively as the "Loan Documents," and said indebtedness is hereinafter referred to as the "Indebtedness").

                                   ARTICLE I

                            WARRANTIES AND COVENANTS

1.01 Warranties of Borrower. Borrower hereby warrants and represents as follows:

(a) Borrower is the sole holder of the landlord's interest under the Leases, is entitled to receive the rents, issues and profits from the Leases and from the Premises, and has good right to sell, assign, transfer and set over the same and to grant to and confer upon Lender the rights, interests, powers, and authorities herein granted and conferred;

(b) Borrower has made no assignment other than this Assignment (and any prior assignment being discharged concurrently with the execution and delivery of this Assignment) of any of the rights of Borrower under any of the Leases or with respect to any of said rents, issues or profits;

(c) Borrower has neither done any act nor omitted to do any act with respect to any of the Leases which might prevent Lender from, or limit Lender in, acting under any of the provisions of this Assignment;

(d) All Leases provide for rental to be paid monthly, in advance, and Borrower has not accepted payment of rental under any of the Leases for more than one
(1) month in advance of the due date thereof;

(e) To the best of Borrower's knowledge, there exists no default or event of default or any state of facts which would, with the passage of time or the giving of notice, or both, constitute a default or event of default on the part of Borrower or by any Tenant under any of the Leases;

(f) Neither the execution and delivery of this Assignment or any of the Leases, the performance of each and every covenant of Borrower under this Assignment and the Leases, nor the meeting of each and every condition contained in this Assignment, conflicts with, or constitutes a breach or default under any agreement, indenture or other instrument to which Borrower is a party, or any law, ordinance, administrative regulation or court decree which is applicable, to Borrower;

(g) No action has been brought or, so far as is known to Borrower, is threatened, which would interfere in any way with the right of Borrower to execute this Assignment and perform all of Borrower's obligations contained in this Assignment and in the Leases;

(h) The Leases are valid, enforceable and in full force and effect; and

(i) All security deposits and other deposits (whether refundable or non-refundable pursuant to the terms of the Leases) which have been paid under the Leases as of the date of this Assignment are being held by Borrower or have been received and applied for the uses and purposes designated in the Leases.

1.02 Covenants of Borrower. Borrower hereby covenants and agrees as follows:

(a) Except for matters normally occurring in connection with the operation of an all-suites residential facility, Borrower shall (i) fulfill, perform and observe each and every condition and covenant of landlord or lessor contained in each of the Leases; (ii) give prompt notice to Lender of any claim of default under any of the Leases, whether given by the Tenant to Borrower, or given by Borrower to the Tenant, together with a complete copy of any such notice; (iii) at no cost or expense to Lender, enforce, short of termination, the performance and observance of each and every covenant and condition of each of the Leases, to be performed or observed by the Tenant thereunder; and (iv) appear in and defend any action arising out of, or in any manner connected with, any of the Leases, or the obligations or liabilities of Borrower as the landlord thereunder, or of the Tenant or any guarantor thereunder;

(b) Except for matters normally occurring in connection with the operation of an all-suites residential facility, Borrower shall not, without the prior written consent of Lender, (i) modify any of the Leases; (ii) terminate the term or accept the surrender of any of the Leases; (iii) waive or release the Tenant from the performance or observance by the Tenant of any obligation or condition of any of the Leases to which Borrower, as landlord, has the right to consent under the terms of such Leases; (iv) permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the accrual thereof; (v) give any consent to any assignment or sublease by the Tenant under any of the Leases; or (vi) assign its interest in, to or under the Leases or the rents, issues and profits from the Leases and from the Premises to any person or entity other than Lender;

(c) Borrower shall not, without the prior written consent of Lender, enter into any Lease unless the form of the proposed Lease has been approved in writing by Lender;

(d) Borrower shall protect, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by Lender by reason of this Assignment and any claim or demand whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking to be performed or discharged by Lender under this Assignment. In the event Lender incurs any liability, loss or damage by reason of this Assignment, or in the defense of any claim or demand arising out of or in connection with this Assignment, the amount of such liability, loss or damage shall be added to the Indebtedness, shall bear interest at the rate of Default Interest specified in the Note from the date incurred until paid and shall be payable on demand.

(e) Borrower shall authorize and direct, and does hereby authorize and direct each and every present and future Tenant of the whole or any part of the Premises to pay all rental to Lender upon receipt of written demand from Lender to so pay the same.

(f) The warranties and representations of Borrower made in Paragraph 1.01 hereof and the covenants and agreements of Borrower made in this Paragraph apply to each Lease in effect as of the time of execution of this Assignment, and shall apply to each Lease hereafter made at the time each such future Lease becomes effective.

(g) Borrower shall not enter into any contract or agreement for the management of the Premises or any portion thereof without the prior written consent and approval of Lender first having been obtained; provided that, subject to and in accordance with the provisions of paragraph 1.06(a) of the Security Instrument, Lender shall not withhold its consent to the management of the Premises by Roberts Properties Management, Inc., so long as Charles S. Roberts remains the principal stockholder (directly or indirectly) and primarily responsible for the day-to-day management of Roberts Properties Management, Inc.

(h) At the request of Lender, which request Lender may make only upon the occurrence of a Default under this Assignment or under any of the Loan Documents, Borrower immediately shall deliver to Lender all security deposits and other deposits (whether refundable or non-refundable) paid by Tenants under the Leases; and Lender shall hold such deposits in a custodial account controlled by Lender, subject to the terms and conditions of the Leases.

1.03 Covenants of Lender. Lender, by its acceptance of this Assignment, hereby covenants and agrees with Borrower as follows:

(a) Although this Assignment constitutes a present and current assignment of all rents, issues and profits from the Premises, so long as there shall exist no Default, Lender shall not demand that such rents, issues and profits be paid directly to Lender, and Borrower shall have the right to collect, but no more than one (1) month prior to accrual, all such rents, issues and profits from the Premises (including, but not by way of limitation, all rental payments under the Leases); and

(b) Upon the payment in full of the Indebtedness, as evidenced by the recording or filing of an instrument of satisfaction or full release of the Security Instrument without the recording of another security instrument in favor of Lender affecting the Premises, this Assignment shall be terminated and released of record by Lender and shall thereupon be of no further force or effect.

                                   ARTICLE II

                                    DEFAULT

2.01 Default The term, "Default," wherever used in this Assignment, shall mean any one or more of the following events:

(a) The occurrence of any "Default" under any of the Loan Documents;

(b) The failure by Borrower duly and fully to comply with any covenant, condition or agreement of this Assignment, and such failure is not cured within thirty (30) days after notice thereof to Borrower if such failure concerns any term, covenant, condition or agreement of this Assignment other than (i) the payment of the Indebtedness or any portion thereof, or (ii) the payment of any other sums due under this Assignment; it being understood and agreed that Lender shall not be required to give any notice, or to grant any cure period, in the event of or with respect to Borrower's failure to make any payment due under the Note or to pay the Indebtedness or any portion thereof or to pay any sums due under this Assignment; or

(c) The breach of any warranty by Borrower contained in this Assignment, and such failure is not cured within thirty (30) days after notice thereof to Borrower.

2.02 Remedies. Upon the occurrence of any Default, Lender may at its option, with or without notice or demand of any kind, exercise any or all of the following remedies:

(a) Declare any part or all of the Indebtedness to be due and payable, whereupon the same shall become immediately due and payable;

(b) Perform any and all obligations of Borrower under any or all of the Leases or this Assignment and exercise any and all rights of Borrower herein or therein as fully as Borrower himself could do, including, without limitation of the generality of the foregoing: enforcing, modifying, extending or terminating any or all of the Leases; collecting, modifying, compromising, waiving or increasing any or all the rents payable thereunder; and obtaining new tenants and entering into new leases on the Premises on any terms and conditions deemed desirable by Lender; and, to the extent Lender shall incur any costs in connection with the performance of any such obligations of Borrower, including costs of litigation, then all such costs shall become a part of the Indebtedness, shall bear interest from the incurring thereof at the rate of Default Interest specified in the Note, and shall be due and payable on demand;

(c) In Borrower's or Lender's name, institute any legal or equitable action which Lender in its sole discretion deems desirable to collect and receive any or all of the rents, issues and profits assigned herein;

(d) Collect the rents, issues and profits and any other sums due under the Leases and with respect to the Premises, and apply the same in such order as Lender in its sole discretion may elect against (i) all costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Premises, the performance of Borrower's obligations under the Leases and collection of the rents thereunder; (ii) all the costs and expenses, including reasonable attorneys' fees, incurred in the collection of any or all of the Indebtedness, including all costs, expenses and attorneys' fees incurred in seeking to realize on or to protect or preserve Lender's interest in any other collateral securing any or all of the Indebtedness; and (iii) any or all unpaid principal and interest on the Indebtedness.

Lender shall have the full right to exercise any or all of the foregoing remedies without regard to the adequacy of security for any or all of the Indebtedness, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee, and shall have full right to enter upon, take possession of, use and operate all or any portion of the Premises which Lender in its sole discretion deems desirable to effectuate any or all of the foregoing remedies.

                                  ARTICLE III

                               GENERAL PROVISIONS

3.01 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Assignment to "Borrower" or "Lender", such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Borrower or Lender.

3.02 Terminology. All personal pronouns used in this Assignment, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa. Titles of articles are for convenience only and neither limit nor amplify the provisions of this Assignment.

3.03 Severability. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.04 Applicable Law. This Assignment shall be governed by and construed and enforced in accordance with the substantive, and not the conflicts, laws of the State in which the Premises is situated.

3.05 No Third Party Beneficiaries. This Assignment is made solely for the benefit of Lender and its assigns. No Tenant under any of the Leases nor any other person shall have standing to bring any action against Lender as the result of this Assignment, or to assume that Lender will exercise any remedies provided herein, and no person other than Lender shall under any circumstances be deemed to be la beneficiary of any provision of this Assignment.

3.06 No Oral Modifications. Neither this Assignment nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

3.07 Cumulative Remedies. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies vested in Lender in or by any of the Loan Documents or in law or equity, all of which rights and remedies are specifically reserved by Lender. The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause shall be broadly construed so that all remedies herein provided or otherwise available to Lender shall continue to be each and all available to Lender until the Indebtedness shall have been paid in full.

3.08 Cross-Default. A Default by Borrower under this Assignment shall constitute a Default under the other Loan Documents.

3.09 Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Assignment by signing any such counterpart.

3.10 Further Assurance. At any time and from time to time, upon request by Lender, Borrower will make, execute and deliver, or cause to be made, executed and delivered, to Lender and, where appropriate, cause to be recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve (a) the obligations of Borrower under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Leases and the rents, issues and profits from the Premises. Upon any failure by Borrower so to do, Lender may make, execute, record, file, rerecord and/or refile any and all such assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower so to do.

3.11 Notices. Any and all notices, elections or demands permitted or required to be made under this Assignment shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, or sent by overnight courier service by a company regularly engaged in the business of delivering business packages (such as Federal Express), or sent by registered or certified United States mail, postage prepaid, to the other party at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of such notice, election or demand, and the date on which any time to respond or to take any action required or permitted hereunder shall commence, shall be the date of personal delivery or, if sent by overnight courier then the date of delivery as evidenced by the courier's receipt, or, if mailed, then the date of receipt as evidenced by the postal receipt card. For the purposes of this Assignment:

                  The Address of Lender is:

                  Pennsylvania State Employes' Retirement System
                  c/o Legg Mason Real Estate Services
                  1735 Market Street
                  12th Floor
                  Philadelphia, Pennsylvania 19103
                  Attention: Douglas Callantine, Executive
                                             Vice President
                  with copies to:

                  Pennsylvania State Employes' Retirement System
                  30 North Third St.
                  Harrisburg, PA 17101
                  Attn: Jeffrey B. Clay, Chief Counsel

                  and

                  First Union Mortgage Corporation
                  P.O. Box 18109
                  Raleigh, North Carolina 27619

                  The Address of Borrower is:

                  The Crestmark Club, L.P.
                  c/o Roberts Properties, Inc.
                  8010 Roswell Rd.
                  Suite 120
                  Atlanta, Ga. 30350
                  Attn: Charles S. Roberts

                  with a copy to:

                  Sanford H. Zatcoff, Esq.
                  Holt, Ney, Zatcoff & Wasserman
                  100 Galleria Parkway, Suite 600
                  Atlanta, Ga. 30339

3.12 Modifications, etc. Borrower hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Borrower, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Indebtedness; substitute for any collateral so held by it, other collateral of like kind, or of any kind; agree to modification of the terms of the Note or the Loan Documents; extend or renew the Note or any of the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Note, the Security Instrument, or any other Loan Document; or take or fail to take any action of any type whatsoever, and no such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Indebtedness or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Borrower's obligations hereunder, affect this Assignment in any way or afford Borrower any recourse against Lender. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents and the Leases, and any and all references herein to the Loan Documents or the Leases shall be deemed to include any such renewals, amendments, extension, consolidation or modifications thereof

3.13 Limited Liability of Borrower. The liability of Borrower and of the general partner of Borrower for the payment of the Indebtedness and the performance of the covenants and conditions of the Loan Documents, is limited in accordance with the provisions of Section 14 of the Note and Further Stipulation no.2 of
Schedule 3, Exhibit "C" of the Security Instrument.

3.14 Status of Lender hereby reserves all immunities, defenses, rights or actions arising out of its status as a sovereign state or from the Eleventh Amendment to the United States Constitution. No waiver of any such immunities, defenses, rights or actions is to be implied by any provision hereof. Borrower hereby consents to the jurisdiction of any of the courts of the Commonwealth of Pennsylvania and of any federal courts located therein and agrees that Lender may bring suit against Borrower in any of such courts. Borrower also hereby waives the right to bring any counterclaims against Lender (but specifically reserves the right to bring any defenses and affirmative defenses against Lender) in any suit or action in any court of law or equity in which Lender and Borrower are adverse parties.

3.15 Attorney's Fees, Wherever reference in this Assignment is made to the payment by Borrower of the fees of Lender's attorneys, such fees shall be limited to the actual attorney's fees incurred, based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees specified in O.C.G.A. Section 13-1-11.

IN WITNESS WHEREOF, Borrower, acting by and through its duly authorized general partner, has executed this Assignment under seal, the date and year first above written.

                                        BORROWER:

Signed, sealed and delivered in the
presence of:

                                        THE CRESTMARK CLUB, L.P.
 /s/ Sheryl Williams
------------------------------------
Witness                                 By:/s/ Charles S. Roberts   (SEAL)
                                           -------------------------------
                                           Charles S. Roberts, as sole
 /s/ Michelle M. Ellingson                 general partner
------------------------------------
Notary Public

                     NOTARY PUBLIC, GWINNETT COUNTY, GEORGIA
                      MY COMMISSION EXPIRES MARCH 1, 1997

My commission expires:_________

[AFFIX NOTARY SEAL OR STAMP]

(SEAL)

                                   EXHIBIT A

TRACT ONE:

ALL THAT TRACT of land in Land Lots 520 and 521 of the 18th District, 2nd Section, Douglas County, Georgia, described as follows:

BEGINNING at a point on the land lot line common to Land Lots 520 and 521 of the 18th District, 2nd Section, Douglas County, Georgia, which point is located South 01 degree 31 minutes 17 seconds West 267.34 feet along said common land lot line from a 1/2 inch reinforcing rod found at the intersection of said common land lot line with the south right-of-way line of Skyview Road (110 foot right-of-way); thence, continuing along said common land lot line, South 01 degree 31 minutes 17 seconds West 299.99 feet to a point; thence leaving said common land lot line, South 42 degrees 30 minutes 56 seconds East 136.20 feet to a point; thence South 52 degrees 15 minutes 24 seconds West 201.33 feet to a point on the northeast right-of-way line of Crestmark Boulevard (formerly named Blairs Way) (60 foot right-of-way); thence, along the northeast right-of-way line of Crestmark Boulevard, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 42 degrees 16 minutes 22 seconds West 53.78 feet and a radius of 194.000 feet) 53.95 feet to a point and (2) North 50 degrees 14 minutes 22 seconds West 297.05 feet to a point; thence North 88, degrees 56 minutes 20 seconds West 7.96 feet to a point on the northeast right-of-way line of said Crestmark Boulevard (an apparent 50 foot right-of-way); thence, along the northeast, east and southeast right-of-way line of Crestmark Boulevard, the following courses and distances: (1) North 49 degrees 23 minutes 14 seconds West
48.56 feet to a point, (2) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North, 27 degrees 07 minutes 28 seconds West 84.29 feet and a radius of 110.98 feet) 86.46 feet to a point (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 06 degrees 07 minutes 45 seconds East 108. 1 5 feet and a radius of 285.07 feet) 108.81 feet to a point and (4) North 17 degrees 03 minutes 51 seconds East 93.75 feet to a 1/2-inch reinforcing rod found; thence, leaving said right-of-way line, South 88 degrees 28 minutes 43 seconds East 383.96 feet to the POINT OF BEGINNING, said tract containing approximately 3.924 acres and designated "Tract One" as shown on that certain plat of ALTA/ACSM Survey for. The Crestmark Club, L.P., The Commonwealth of Pennsylvania State Employee's Retirement System & Chicago Title Insur. Co., prepared by Watts & Browning Engineers, Inc., bearing the seal and certification of G.M. Gillespie, Georgia Registered Professional Land Surveyor No. 2121, dated October 15, 1990, last revised April 12, 1994.

TRACT TWO:

ALL THAT TRACT of land in Land Lot 521 of the 18th District, 2nd Section, Douglas County, Georgia, described as follows:

BEGINNING at an iron pin placed at the intersection of the west right-of-way line of Crestmark Boulevard (formerly named Blairs Way) (60 foot right-of-way) with the land lot line common to Land Lots 521 and 580 of the 18th District, 2nd Section, Douglas County, Georgia; thence, running along said common land lot line, North 89 degrees 01 minute 47 seconds West 1257.30 feet to an iron pin placed at the land lot comer common to Land Lots 521, 522, 579 and 580, 18th District, 2nd Section, Douglas County, Georgia; thence, along the land lot line common to said Land Lots 521 and 522, North 01 degree 19 minutes 58 seconds East
711.97 feet to a 1-inch open top iron pin found in a rock pile; thence, leaving said common land lot line, South 88 degrees 56 minutes 20 seconds East 919.01 feet to a point on the southwest right-of-way line of said Crestmark Boulevard; thence, along the southwest and west right-of-way line of Crestmark Boulevard, the following courses and distances: (1) South 50 degrees 14 minutes 22 seconds East 371.94 feet to a point, (2) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of South 24 degrees 09 minutes 31 seconds East 117.82 feet and a radius of 134.00 feet) 121.99 feet to a point, and (3) South 01 degree 55 minutes 20 seconds West 370.87 feet to the POINT OF BEGINNING, said tract containing approximately 19.481 acres and designated "Tract Two" on that certain plat of ALTA/ACSM Survey for The Crestmark Club, L.P., The Commonwealth of Pennsylvania State Employee's Retirement System & Chicago Title Insur. Co., prepared by Watts & Browning Engineers, Inc., bearing the seal and certification of G.M. Gillespie, Georgia Registered Professional Land Surveyor No. 2121, dated October 15, 1990, last revised April 12, 1994.

TOGETHER WITH a non-exclusive right, title and interest in and to the easements appurtenant to all or portions of the above described tracts, described in and created by (i) Agreement Regarding Easements, Covenants and Restrictions dated December 29, 1986, between Wallace Enterprises, Inc. and Roberts Properties-Thornton Road, Ltd., recorded in Deed Book 542, page 83, Douglas County, Georgia records, rerecorded in Deed Book 548, page 508, aforesaid records, (ii) Reciprocal Easement Agreement dated May 23, 1988 among Roberts Properties-Thornton Road, Ltd., McDonald's Corporation and Westpark Owners Association, Inc., recorded in Deed Book 604, page 783, aforesaid records, (iii) Reciprocal Easement Agreement dated February 9, 1989, between Roberts Properties-Thornton Road, Ltd. and Ortenzi-Doering-Bull L.P., recorded in Deed Book 635, page 808, aforesaid records, (iv) Sign Easement Agreement dated June 1, 1989, among Roberts Properties Thornton Road, L.P., Chick-Fil-A, Inc. and Westpark Owners Association, Inc., recorded in Deed Book 646, page 788, aforesaid records, as amended by that certain First Amendment to Sign Easement Agreement dated December 30, 1992 among The Crestmark Club, L.P., Chick-Fil-A, Inc. and Westpark Owners Association, Inc., recorded in Deed Book 802, page 479, aforesaid records, and (v) Reciprocal Easement Agreement among The Crestmark Club, L.P., Crestmark Owners Association, Inc. and Goodrich Enterprises, Inc., dated May 28, 1993, recorded in Deed Book 816, page 399, aforesaid records.


                               RECORDED 5-20 1994
                            JANE C. WILLIAMS, CLERK
                           SUPERIOR COURT, DOUGLAS CO

                                      RETURN TO: Ramona Masters
                                                 Holt, Ney, Zatcoff & Wasserman
                                                 100 Galleria Parkway, Suite 600
                                                 Atlanta, GA 30339


                                                       Prepared by and return to
                                                    James A. Rosenstein, Esquire
                                             Wolf, Block, Schorr and Solis-Cohen
                                                 Twelfth Floor, Packard Building
                                             S.E. Corner 15th & Chestnut Streets
                                                     Philadelphia, PA 19102-2678

                                        FHLMC Loan Number ______________________

                                                                  [CRESTMARK I]

           ASSIGNMENT OF ASSIGNMENT OF OCCUPANCY AGREEMENTS AND RENTS

         THIS ASSIGNMENT, made this 23rd day of August, 1995, by The Commonwealth of Pennsylvania State Employes' Retirement Board, an independent administrative board of The Commonwealth of Pennsylvania, transacting business as The Commonwealth of Pennsylvania State Employes' Retirement System, with business offices at Thirty N. Third Street, Harrisburg, Pennsylvania 17101 ("Assignor"), to Legg Mason Real Estate Services South, Inc., a Florida corporation, with business offices at 15280 NW 79th Court, Suite 101, Miami Lakes, Florida 33016-5852, ("Assignee").

                              W I T N E S S E T H:

         In consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, and intending to be legally bound hereby, Assignor agrees as follows:

         1. By these presents and by delivery to Assignee of the documents enumerated hereinafter, Assignor, for itself and its legal representatives, successors and assigns, hereby conveys, transfers and assigns to Assignee:

         All of Assignor's right, title, interest and privilege which Assignor has or may have in a certain assignment of occupancy agreements and rents (the "Assignment of Occupancy Agreements and Rents") made by The Crestmark Club, L.P., a Georgia limited partnership ("Borrower") in favor of Assignor dated April 27, 1994, and recorded in the Office for the Superior Court Clerk in and for Douglas County, Georgia, on May 4, 1994, in Deed Book 879, page 478, which Assignment of Occupancy Agreements and Rents collaterally assigns to Assignor the rents and leases more particularly described in the Assignment of Occupancy Agreements and Rents as collateral security for payment of the sum of Ten Million, One Hundred Thousand and no/100ths Dollars ($10,100,000.00), with interest thereon, also secured by a deed to secure debt and security agreement dated April 27, 1994 and an amendment to the deed to secure debt and security agreement, dated August 1, 1994, on certain premises located in the County of Douglas, State of Georgia (collectively, the "Mortgage").

         This Assignment is made simultaneously and together with the endorsement by Assignor in favor of Assignee of the real estate note and the replacement real estate note as described in the Mortgage and as modified by the Note Modification Agreement dated June 22, 1994 (collectively, the "Note") and all monies and interest due or to become due thereon, and the assignment of the Mortgage by Assignor to Assignee by separate instrument.

         2. Assignor, for itself and its legal representatives, successors and assigns, further represents and warrants to Assignee that: (a) Assignor has full and complete right, authority and power to assign all of Assignor's right, title, interest and privilege which Assignor has or may have in the Assignment of Operating Agreements and Rents, and to deliver such instrument to Assignee, and (b) no other assignment, pledge, encumbrance or modification of any of Assignor's right, title, interest or privilege in the Assignment of Operating Agreements and Rents has been made by Assignor.

         3. In the event of a breach of any or all of the covenants or warranties set forth in Section 2 hereof, Assignor, for itself and its legal representatives, successors and assigns, agrees to indemnify Assignee and hold it harmless from and against any and all claims, damages, liability, costs and expenses (including, but not limited to, reasonable attorney's fees and disbursements) arising because or out of, in connection with, or in any manner related to, such breach.

         4. Except as otherwise expressly set forth in Sections 2 and 3 hereof, this Assignment is made without recourse in any event whatsoever to Assignor.

         5. This Assignment and the warranties and representations contained herein shall be binding upon Assignor and shall inure to the benefit of Assignee, and their respective successors and assigns.

         6. This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and the decisions of the Pennsylvania courts. The parties hereby consent to the exclusive jurisdiction of any Pennsylvania or federal court situate in Dauphin County or Philadelphia County, Pennsylvania.

         IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized officers and its corporate seal to be affixed hereto the day and year first above written.

Signed, sealed and delivered            The Commonwealth of
in the presence of:                     Pennsylvania State Employee's
                                        Retirement System

 /s/              /s/ Mary J. Smith     By:  /s/ Joe Brosius
------------------------------------        ------------------------------------
Witness           Witness                         [Title] EXECUTIVE DIRECTOR


 /s/ Darlene K. Thumma                  Attest: /s/  [illegible]
------------------------------------            --------------------------------
Notary Public                                     [Title] COUNSEL IN CHARGE

My Commission Expires: _________                  (Corporate Seal)

[Notary Seal]





RECORDED 9-29 1995
JANE C. WILLIAMS, CLERK
SUPERIOR COURT, DOUGLAS CO

                                      RETURN TO: Ramona Masters
                                                 Holt, Ney, Zatcoff & Wasserman
                                                 100 Galleria Parkway, Suite 600
                                                 Atlanta, GA 30339
                                                 /s/ James A. Rosenstein

                                                       Prepared by and return to
                                                    James A. Rosenstein, Esquire
                                             Wolf, Block, Schorr and Solis-Cohen
                                                 Twelfth Floor, Packard Building
                                             S.E. Corner 15th & Chestnut Streets
                                                     Philadelphia, PA 19102-2678


                                    FHLMC Loan Number __________________________

                                                                 [CRESTMARK II]

           ASSIGNMENT OF ASSIGNMENT OF OCCUPANCY AGREEMENTS AND RENTS

         THIS ASSIGNMENT, made this 24 day of August, 1995, by Legg Mason Real Estate Services South, Inc., a Florida corporation, with business offices at 15280 NW 79th Court, Suite 101, Miami Lakes, Florida 33016-5852, ("Assignor"), to Federal Home Loan Mortgage Corporation, a corporation organized and existing under the laws of the United States, with business offices at 8200 Jones Branch Drive, McLean, Virginia 22102 ("Assignee").

                              W I T N E S S E T H:

         In consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, and intending to be legally bound hereby, Assignor agrees as follows:

         1. By these presents and by delivery to Assignee of the documents enumerated hereinafter, Assignor, for itself and its legal representatives, successors and assigns, hereby conveys, transfers and assigns to Assignee:

                  All of Assignor's right, title, interest and privilege which Assignor has or may have in a certain assignment of occupancy agreements and rents (the "Assignment of Occupancy Agreements and Rents") made by The Crestmark Club, L.P., a Georgia limited partnership ("Borrower") in favor of The Commonwealth of Pennsylvania State Employes' Retirement Board, an independent administrative board of the Commonwealth of Pennsylvania, transacting business as The Commonwealth of Pennsylvania State Employes' Retirement System ("SERS", dated April 27, 1994, and recorded in the Office for the Superior Court' Clerk in and for Douglas County, Georgia, on May 4, 1994, in Deed Book-879, page 478, which Assignment of Occupancy Agreements and Rents was assigned by SERS to Assignor by An assignment dated

August 23, 1995, and intended to be recorded in the aforesaid Office immediately prior to the recordation hereof and which Assignment of Operating Agreements and Rents collaterally assigns to SERS the rents and leases more particularly described in the Assignment of Occupancy Agreements and Rents as collateral security for payment of the sum of Ten Million, One Hundred Thousand and no/100ths Dollars ($10,100,000.00), with interest thereon, also secured by a deed to secure debt and security agreement dated April 27, 1994, and an amendment to the deed to secure debt and security agreement dated August 1, 1994, on certain premises located in the County of Douglas, State of Georgia (collectively., the "Mortgage").

                  This Assignment is made simultaneously and together with the endorsement by Assignor in favor of Assignee of the real estate note described in the Mortgage and the replacement real estate note as described in the Mortgage and as modified by the Note Modification Agreement dated June 22, 1994, (collectively, the "Note") and all monies and interest due or to become due thereon, and the assignment of the Mortgage by Assignor to Assignee by separate instrument.

         2. Assignor, for itself and its legal representatives, successors and assigns, further represents and warrants to Assignee that: (a) Assignor has full and complete right, authority and power to assign all of Assignor's right, title, interest and privilege which Assignor has or may have in the Assignment of Operating Agreements and Rents, and to deliver such instrument to Assignee, and (b) no other assignment, pledge, encumbrance or modification of any of Assignor's right, title, interest or privilege in the Assignment of Operating Agreements and Rents has been made by Assignor.

         3. In the event of a breach of any or all of the covenants or warranties set forth in Section 2 hereof, Assignor, for itself and its legal representatives, successors and assigns, agrees to indemnify Assignee and hold it harmless from and against any and all claims, damages, liability, costs and expenses (including, but not limited to, reasonable attorney's fees and disbursements) arising because or out of, in connection with, or in any manner related to, such breach.

         4. Except as otherwise expressly set forth in Sections 2 And 3 hereof, this Assignment is made without recourse in any event whatsoever to Assignor.

         5. This Assignment and the warranties and representations contained herein shall be binding upon Assignor, and shall inure to the benefit of Assignee, and their respective successors and assigns.

         6. This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and the decisions of the Pennsylvania courts. The parties hereby consent to the exclusive jurisdiction of any Pennsylvania or federal court situate in Dauphin County or Philadelphia County, Pennsylvania.

         IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized officers and its corporate seal to be affixed hereto the day and year first above written.

Signed, sealed and delivered            Legg Mason Real Estate
in the presence of:                     Services South, Inc.

 /s/ Lisa Baccase                       By:  /s/    [illegible]
------------------------------------        ------------------------------------
Witness                                               [Title] PRESIDENT


 /s/ Irene Schaffer                     Attest:  /s/    [illegible]
------------------------------------            --------------------------------
Notary Public                                         [Title] SECRETARY

My Commission Expires: 3-21-96                  (Corporate Seal)

[Notary Seal]





RECORDED 9-29 1995
JANE C. WILLIAMS, CLERK
SUPERIOR COURT, DOUGLAS CO

                                       RETURN TO: Holt, Ney, Zatcoff & Wasserman
                                                  100 Galleria Parkway
                                                  Suite 600
                                                  Atlanta, GA 30339
                                                  Attn: Ramona Masters

                                         /s/ James A. Rosenstein
                          ------------------------------------------------------
                          Prepared by James A. Rosenstein, Esquire
                                             Wolf, Block, Schorr and Solis-Cohen
                                                 Twelfth Floor, Packard Building
                                             S.E. Corner 15th & Chestnut Streets
                                                     Philadelphia, PA 19102-2678

                                                    FHLMC Loan Number 9506056101

                                                                  [CRESTMARK II]

                     AMENDMENT TO ASSIGNMENT OF ASSIGNMENT
                       OF OCCUPANCY AGREEMENTS AND RENTS

         THIS AMENDMENT TO ASSIGNMENT OF ASSIGNMENT OF OCCUPANCY AGREEMENTS AND RENTS, made this 1st day of September, 1995, by and between Legg Mason Real Estate Services South, Inc., a Florida corporation, with business offices at 15280 NW 79th Court, Suite 101, Miami Lakes, Florida 33016-5852 ("Assignor") and Federal Home Loan Mortgage Corporation, a corporation organized and existing under the laws of the United States, with business offices at 8200 Jones Branch Drive, McLean, Virginia 22102 ("Assignee").

                                   BACKGROUND

         By a certain Assignment of Assignment of Occupancy Agreements and Rents, dated August 24, 1995, and recorded in the Office or the Superior Court Clerk in and for Douglas County, Georgia, on August 29, 1995, in Deed Book 955, page 768 (the "Assignment") Assignee acquired all of Assignor's right, title, interest and privilege which Assignor had or may have had in a certain assignment of occupancy agreements and rents (the "Assignment of Occupancy Agreements and Rents") made by The Crestmark Club, L.P., a Georgia limited partnership in favor of The Commonwealth of Pennsylvania State Employes' Retirement Board, an independent administrative board of the Commonwealth of Pennsylvania, transacting business as The Commonwealth of Pennsylvania State Employes' Retirement System ("SERS"), dated April 27, 1994, and recorded in the aforesaid Office, on May 4, 1994, in Deed Book 879, page 478, which Assignment of Occupancy Agreements and Rents was assigned by SERS to Assignor by an assignment dated August 23, 1995, and recorded in the aforesaid office in Deed Book 955, page 762, and which Assignment of Operating Agreements and
Rents collaterally assigns to SERS the rents and leases more particularly described in the Assignment of Occupancy Agreements and Rents as collateral security for payment of the sum of Ten Million, One Hundred Thousand and no/100ths Dollars ($10,100,000.00), with interest thereon, also secured by a deed to secure debt and security agreement dated April 27, 1994, and an amendment to the deed to secure debt and security agreement dated August 1, 1994, on certain premises located in the County of Douglas, State of Georgia.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, and intending to be legally bound hereby, Assignor and Assignee agree as follows:

         1. Paragraph 4 of the Assignment shall be deleted in its entirety and the following paragraph 4 shall be inserted in its place:

                           "4. Except as otherwise expressly set forth in
                  Sections 2 and 3 hereof, and except as expressly set forth in the Purchase and Servicing Agreement between Legg Mason Real Estate Services South, Inc. and the Federal Home Loan Mortgage Corporation, dated August 22, 1995, this Assignment is made without recourse in any event whatsoever to Assignor."

         2. The Assignment, as amended by Section 1 hereof, shall continue in full force and effect.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed by their duly authorized officers and their corporate seal to be affixed hereto the day and year first above written.

Signed, sealed and delivered            LEGG MASON REAL ESTATE
in the presence of:                     SERVICES SOUTH, INC.

 /s/ Emily S. Storch                    BY:  /s/   [illegible]
------------------------------------        ------------------------------------
Witness                                     Title:    PRESIDENT


 /s/ Maureen P. McAleer                 Attest:  /s/ Lauraine Cattier
------------------------------------            --------------------------------
Notary Public                           Title:  Asst. Vice President

My Commission Expires: 3/31/97                  (Corporate Seal)

[Notary Seal]

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Signed, sealed and delivered            FEDERAL HOME LOAN
in the presence of:                     MORTGAGE CORPORATION

 /s/ Mary C. Dalton                     By:  /s/ Charles Olsen
------------------------------------        ------------------------------------
Witness                                 Title:  CHARLES J. OLSEN - VICE PRES.


 /s/ Kathleen M. Sullivan               Attest:  /s/ [illegible]
------------------------------------            --------------------------------
Notary Pubic                            Title:  /s/ ASST. TREAS.

My Commission Expires: 1/31/98                        (Corporate Seal)

[Notary Seal]





RECORDED 10-30 1995
JANE C. WILLIAMS, CLERK
SUPERIOR COURT, DOUGLAS CO


                                       -3-